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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128

                         VARIABLE LIFE INSURANCE POLICY
                                   (Destiny)
                         Supplement dated June 30, 2004
                      to the Prospectus dated May 1, 2004

             This supplement updates certain information contained in the prospectus. You should read and retain this supplement.

The following is added under RIGHT TO EXAMINE POLICY:

             For Policies issued in California. If you are age 60 or older and you elect on the Policy application to allocate 100% of your initial Net Premium to the State Street Research Money Market Division, we will generally refund the premiums you paid; if you elect to allocate your initial Net Premium to the other investment Divisions and/or the General Account, we will refund the Policy's Cash Value. If you elect to allocate 100% of your initial Net Premium to the State Street Research Money Market Division, we will not automatically transfer your Cash Value or reallocate your future Net Premiums to the other Divisions and/or the General Account at the end of the Right to Examine period. You must contact us in order to transfer your Cash Value or to reallocate your future Net Premiums.